Federated Hermes Kaufmann Large Cap Fund
A Portfolio of Federated Hermes Equity Funds
CLASS A SHARES (TICKER KLCAX)
CLASS C SHARES (TICKER KLCCX)
CLASS R SHARES (TICKER KLCKX)
INSTITUTIONAL SHARES (TICKER KLCIX)
CLASS R6 SHARES (TICKER KLCSX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED DECEMBER 31, 2025
Tom M. Brakel will retire on September 8, 2026. Effective upon his retirement, Mr. Brakel will no longer serve as a portfolio manager of the Federated Hermes Kaufmann Large Cap Fund (the “Fund”). Accordingly, effective September 8, 2026, please remove all references to Mr. Brakel from the Fund’s Summary Prospectus.
The other members of the portfolio management team will continue to manage the Fund.
Effective July 15, 2026, Anastacio Teodoro IV and Fabrice Di Giusto will each serve as a portfolio manager of the Fund.
Under the section entitled “Fund Summary Information” in the sub-section entitled “Fund Management,” please add the following information:
“Anastacio Teodoro IV, Senior Portfolio Manager, has been the Fund’s portfolio manager since July 2026 and a member of the Fund’s investment management team since October 2024.
Fabrice Di Giusto, Senior Portfolio Manager, has been the Fund’s portfolio manager since July 2026 and a member of the Fund’s investment management team since October 2024.”
June 30, 2026

Federated Hermes Kaufmann Large Cap Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q457291 (7/26)
© 2026 Federated Hermes, Inc.